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(LION LOGO) DREYFUS CAPITAL VALUE FUND (A PREMIER FUND)
PROSPECTUS                                                  FEBRUARY 1, 1996
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        DREYFUS CAPITAL VALUE FUND(A PREMIER FUND) (THE "FUND") IS AN
OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO MAXIMIZE TOTAL RETURN, CONSISTING OF CAPITAL APPRECIATION AND CURRENT INCOME. THE FUND INVESTS IN A WIDE RANGE OF EQUITY AND DEBT SECURITIES AND MONEY MARKET INSTRUMENTS.
        BY THIS PROSPECTUS, THE FUND IS OFFERING FOUR CLASSES OF SHARES -- CLASS A, CLASS B, CLASS C AND CLASS R -- WHICH ARE DESCRIBED HEREIN. SEE "ALTERNATIVE PURCHASE METHODS."
        YOU CAN PURCHASE OR REDEEM ALL CLASSES OF SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S INVESTMENT ADVISER.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                               TABLE OF CONTENTS
                                                                      Page
        Fee Table...........................................            3
        Condensed Financial Information.....................            3
        Alternative Purchase Methods........................            6
        Description of the Fund.............................            7
        Management of the Fund..............................           10
        How to Buy Shares...................................           12
        Shareholder Services................................           17
        How to Redeem Shares................................           21
        Distribution Plan and Shareholder Services Plan......          25
        Dividends, Distributions and Taxes....................         25
        Performance Information...............................         27
        General Information..................................          28
        Appendix............................................           29
       Page 2

                               FEE TABLE
SHAREHOLDER TRANSACTION EXPENSES                                         CLASS A    CLASS B      CLASS C    CLASS R
    Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)...................                4.50%     None          None       None
    Maximum Deferred Sales Charge Imposed on Redemptions
    (as a percentage of the amount subject to charge).....                None*     4.00%         1.00%      None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
    Management Fees.......................................                 .75%      .75%          .75%       .75%
    12b-1 Fees............................................                 None      .75%          .75%      None
    Other Expenses........................................                 .94%      .94%          .94%       .69%
    Total Fund Operating Expenses.........................                1.69%     2.44%         2.44%      1.44%
EXAMPLE
    You would pay the following
    expenses on a $1,000 investment,
    assuming (1) 5% annual return and
    (2) except where noted, redemption at
    the end of each time period:
                                                                          CLASS A   CLASS B       CLASS C    CLASS R
          1 YEAR                                                           $ 61      $65/$25**     $34/$25**   $ 15
          3 YEARS                                                          $ 96      $106/$76**    $ 76        $ 46
          5 YEARS                                                          $133      $150/$130**   $130        $ 79
          10 YEARS                                                         $236      $242***       $278        $172
------------------
   *A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
 **Assuming no redemption of shares.
***Ten-year figure assumes conversion of Class B shares to Class A shares at the end of  the sixth year following the date of purchase.

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         THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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         The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Other Expenses for Class C and Class R are based on applicable amounts for Class A for the Fund's last fiscal year. Long-term investors in Class B or Class C shares could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Shares" and "Distribution Plan and Shareholder Services Plan."
                    CONDENSED FINANCIAL INFORMATION
        The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
        Page 3


FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                         CLASS A SHARES
                          ---------------------------------------------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                          ----------------------------------------------------------------------------------------------------
PER SHARE DATA:           1986(1)(2)  1987(1)    1988(1)   1989(1)    1990(1)   1991      1992      1993      1994       1995
                         ---------   -------     ------    -------    -------  ------    ------     -----     -----     -----
 Net asset value,
  beginning of period      $7.25      $9.54     $12.84     $12.68     $14.42    $15.08    $12.97    $12.41     $11.42    $11.88
                           ------     -----     ------     ------     ------    ------    -----     -----      -----     ------
 INVESTMENT OPERATIONS:
 Investment income_net(4)    .03        .07        .58        .90        .89       .73       .40       .24        .24       .36
 Net realized and
  unrealized gain (loss)
  on investments(4)         2.26       3.59       (.18)      1.60        .61      (.89)     (.39)     (.62)       .46     (1.37)
  TOTAL FROM
                           ------     -----     ------     ------     ------    ------    -----     -----      -----     ------
   INVESTMENT OPERATIONS    2.29       3.66        .40       2.50       1.50      (.16)      .01      (.38)       .70     (1.01)
                           ------     -----     ------     ------     ------    ------    -----     -----      -----     ------
 DISTRIBUTIONS:
 Dividends from investment
  income--net(4)             --        (.03)      (.15)      (.76)      (.84)     (.99)     (.57)     (.61)      (.24)     (.26)
 Dividends from net realized
  gain on investments(4)     --        (.33)      (.41)        --         --      (.96)       --        --         --       --
                           ------     -----     ------     ------     ------    ------    -----     -----      -----     ------
 TOTAL DISTRIBUTIONS         --        (.36)      (.56)      (.76)     (.84)     (1.95)     (.57)     (.61)      (.24)     (.26)
                           ------     -----     ------     ------     ------    ------    -----     -----      -----     ------
 Net asset value,
  end of period            $9.54     $12.84     $12.68     $14.42    $15.08     $12.97     $12.41   $11.42     $11.88     $10.61
                           =====     ======     ======     ======    ======     ======     ======    =====     ======     ======
TOTAL INVESTMENT
 RETURN (5)                31.59%(6)  39.72%      3.29%     20.95%    10.53%     (.70%)     (.02%)   (2.70%)    6.14%     (8.58%)
RATIOS/SUPPLEMENTAL DATA:
 Ratio of operating expenses
  to average net asset      1.47%(6)   1.50%      1.24%      1.22%     1.20%      1.19%      1.19%      1.23%    1.21%     1.24%
 Ratio of dividends and interest on
  securities sold short
  to average net assets      --         .15%       .13%       .03%      .26%       .49%       .39%       .45%     .39%      .45
 Ratio of net investment income
  to average net assets     .45%(6)    2.25%      6.08%      6.93%     6.64%      5.58%      2.83       1.94%    2.06%     3.61%
 Decrease reflected in above
  expense ratios due to
  expense reimbursements    .84%(6)     .29%       --         --        --         --         --          --      --        --
 Portfolio Turnover
  Rate                   140.99%     102.16%    56.31%     19.46%     62.84%    154.07%    344.29%     41.78%   45.57%    54.70%
  Net Assets, end of period
 (000's omitted)        $9,444     $139,796  $502,442   $607,192   $741,267   $755,450   $537,392   $412,316  $402,708  $271,052
-------------------------------
(1)    Per share data restated to reflect a 100% stock dividend at the close of business on February 16, 1990.
(2)    From October 10, 1985 (commencement of operations) to September 30, 1986.
(3)    From January 15, 1993 (commencement of initial offering) to September 30, 1993.
(4)    Per share data for 1986 and 1987 has been restated for comparative purposes.
(5)    Exclusive of sales load.
(6)    Not annualized.

        Page 4


                                                           CLASS B SHARES               CLASS C SHARES            CLASS R SHARES
                                                ------------------------------          --------------            --------------
                                                            YEAR ENDED                  PERIOD ENDED               PERIOD ENDED
                                                          SEPTEMBER 30,                 SEPTEMBER 30,             SEPTEMBER 30,
                                                ------------------------------          ------------              --------------
                                                 1993(1)       1994       1995              1995(2)                    1995(2)
                                               -------        ------     --------          ------                      ------
PER SHARE DATA:
  Net asset value, beginning of period          $10.58        $11.32      $11.69            $10.64                     $10.84
                                                --------       ------      ------            -------                    ------
  INVESTMENT OPERATIONS:
  Investment income-net..............              .03           .23         .31               .02                        .04
  Net realized and unrealized
    gain (loss) on investments........             .71           .38       (1.38)             (.25)                      (.26)
                                                --------       ------      ------            -------                    ------
  TOTAL FROM INVESTMENT OPERATIONS...              .74           .61       (1.07)             (.23)                      (.22)
                                                --------       ------      ------            -------                    ------
  DISTRIBUTIONS;
  Dividends from investment income-net....        --            (.24)       (.21)               --                         --
  Dividends from net realized
    gain on investments.................          --             --           --                --                         --
                                                --------       ------      ------            -------                    ------
  Total Distributions................              --           (.24)       (.21)               --                         --
                                                --------       ------      ------            -------                    ------
  Net asset value, end of period.....          $11.32         $11.69      $10.14             $10.41                    $10.62
                                                --------       ------      ------            -------                    ------
TOTAL INVESTMENT RETURN(3)...........            6.99%(4)       5.35%      (9.27%)            (2.26%)(4)               (2.03%)(4)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of operating expenses
    to average net assets..........              1.49%(4)       1.99%       1.99%                .26%(4)                  .14%(4)
  Ratio of dividends and interest on securities
    sold short to average net assets...           .31%(4)        .40%        .45%                .06%(4)                  .04%(4)
  Ratio of net investment income to
    average net assets.............               .83%(4)       1.39%       2.86%                .23%(4)                  .38%(4)
  Decrease reflected in above expense ratios
    due to expense reimbursements......             --            --          --                    --                       --
  Portfolio Turnover Rate............           41.78%         45.57%      54.70%              54.70%                  $54.70%
  Net Assets, end of period
    (000's omitted).................          $30,378        $108,532    $87,847                  $1                       $1
------------------
(1)    From January 15, 1993 (commencement of initial offering) to September 30, 1993.
(2)    From August 22, 1995 (commencement of initial offering) to September 30, 1995.
(3)    Exclusive of sales load.
(4)    Not annualized.

          Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

                               DEBT OUTSTANDING
                                                                  YEAR ENDED SEPTEMBER 30,
                                   --------------------------------------------------------------------------------------------
                                   1986(1)     1987       1988      1989       1990      1991     1992     1993     1994    1995
                                  -------    -------    -------    -------    -------   -------  -------  -------  ------- ------
Amount of debt  outstanding
    at end of period
    (in thousands).......           --           --        --        --        --         --        --       --      --    $10,000
Average amount of debt
    outstanding throughout period
    (in thousands)(2).....          --           --        --        --        --       --         --       --       --       $859
Average number of shares
    outstanding throughout
    period (in thousands)(3)       --            --         --       --         --       --        --       --       --     38,750
Average amount of debt per share
    throughout period              --            --         --        --        --       --        --       --        --     $ .02
(1)From October 10, 1985 (commencement of operations) to September 30, 1986.
(2)Based upon daily outstanding borrowings.
(3)Based upon month-end balances.

        Page 5
                   ALTERNATIVE PURCHASE METHODS
        The Fund offers you four methods of purchasing Fund shares. Orders for purchases of Class R shares, however, may be placed only for certain eligible investors as described below. If you are not eligible to purchase Class R shares, you may choose from Class A, Class B and Class C the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.
        Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares _ Class A Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan and Shareholder Services Plan _ Shareholder Services Plan."
        Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. See "How to Buy Shares _ Class B Shares" and "How to Redeem Shares_Contingent Deferred Sales Charge -- Class B Shares." These shares also are subject to an annual service fee at the rate of .25 of l% of the value of the average daily net assets of Class
B. In addition, Class B shares are subject to an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class
B. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.
        Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Buy Shares _ Class C Shares" and "How to Redeem Shares -- Contingent Deferred Sales Charge -- Class C Shares." These shares also are subject to an annual service fee at the rate of .25 of 1%, and an annual distribution fee at the rate of .75 of 1%, of the value of the average daily net assets of Class C. See "Distribution Plan and Shareholder Services Plan." The distribution fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.
        Class R shares may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for certain accounts maintained by individuals. Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corpora tions, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares are not subject to an annual service fee or distribution fee.
        The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. If you are not eligible to purchase Class R shares, you should consider whether, during the anticipated life of your investment in the Fund, the
         Page 6
accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature, and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $100,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares. DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES
        The Fund seeks to achieve its investment objective by following an asset allocation strategy that contemplates shifts, which may be frequent, among a wide range of investments and market sectors. The Fund will invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and domestic and foreign money market instruments. The Fund may invest in the securities of companies whose principal activities are in, or governments of, emerging markets. The Fund will not invest more than 65% of its assets in securities of foreign issuers. See "Investment Considerations and Risks _ Foreign Securities" below.
        Dreyfus and Comstock Partners, Inc. ("Comstock Partners"), the Fund's sub-investment adviser (collectively, the "Advisers"), have broad latitude in selecting the class of investments and market sectors in which the Fund will invest. The Fund will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Fund's permitted investment types at all times. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities or money market instruments, or in a combination of these classes of investments. The asset allocation mix for the Fund will be determined by the Advisers at any given time in light of their assessment of current economic conditions and investment opportunities. The asset allocation mix selected will be a primary determinant of the Fund's investment performance.
        The Fund generally seeks to invest in equity securities determined by the Advisers to offer above average potential for total return. In making this determination, factors including price-earnings ratios, cash flow and the relationship of asset value to market value of the securities will be taken into account. The Fund will be alert to companies engaged in restructuring efforts, such as mergers, acquisitions and divestitures of less profitable units.
        The Fund typically purchases a debt security if the Advisers believe that the yield and potential for capital appreciation of the security are sufficiently attractive in light of the risks of ownership of the security.
In determining whether the Fund should invest in particular debt securities, the Advisers consider factors such as: the price, coupon and yield to maturity;
        Page 7
their assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions. They also will review the ratings, if any, assigned to the securities by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc. ("S&P") or other recognized rating agencies. The judgment of the Advisers as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.
        The Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating services (i.e., securities rated C by Moody's or D by S&P). Low-rated and unrated securities have special risks relating to the ability of the Fund to receive timely, or perhaps ultimate, payment of principal and interest. They are considered to have speculative characteristics and to be of poor quality; some obligations in which the Fund may invest, such as debt securities rated D by S&P, may be in default. The Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's and BB or lower by S&P. See "Investment Considerations and Risks_Lower Rated Securities" below for a discussion of certain risks and "Appendix" in the Statement of Additional Information.
        The money market instruments in which the Fund may invest include:
U.S. Government securities; bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper of any rating; and repurchase agreements involving U.S. Government securities. The Fund may invest up to 100% of its assets in money market instruments, but at no time will the Fund's investments in the bank obligations, including time deposits, exceed 25% of its assets. See "Appendix-Certain Portfolio Securities."
        The Fund also may purchase to a limited extent securities representing the right to receive the capital appreciation above a certain amount, and other securities representing the right to receive dividends and all other attributes of beneficial ownership, in respect of an entity's common stock or other similar instrument. These securities typically are sold as shares in unit investment trusts. The percentage of the Fund's assets that may be invested in shares of unit investment trusts is subject to the limitati ons set forth in the 1940 Act.
        The Fund's annual portfolio turnover rate is not expected to exceed 100%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund may engage in various investment techniques, such as foreign currency transactions, options and futures transactions, leveraging, short-selling and lending portfolio securities. See also "Investment Considerations and Risks" and "Appendix-Investment Techniques" below and "Investment Objective and Management Policies - Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
        Page 8
        The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.
FIXED-INCOME SECURITIES -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities that may be purchased by the Fund, such as those rated Baa or lower by Moody's and BBB or lower by S&P may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Lower Rated Securities" and "Appendix-Certain Portfolio Securities-Ratings" below, and "Appendix" in the Statement of Additional Information.
LOWER RATED SECURITIES -- The Fund may invest up to 35% of its net assets in higher yielding (and, therefore, higher risk) debt securities. These are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P (commonly known as junk bonds). They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Appendix-Certain Portfolio Securities-Ratings."
FOREIGN SECURITIES -- Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.
        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.
        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.
        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.
FOREIGN CURRENCY TRANSACTIONS -- Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an
         Page 9
international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix - Investment Techniques _ Foreign Currency Transactions."
USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index, currency or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's investments and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix - Investment Techniques - Use of Derivatives" below and "Investment Objective and Management Policies - Management Policies - Derivatives" in the Statement of Additional Information.
SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by Dreyfus or Comstock Partners. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
MANAGEMENT OF THE FUND
INVESTMENT ADVISER
        Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1995, Dreyfus managed or administered approximately 1billion in assets for approximately 1.7 million investor accounts nationwide.
        Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Maryland law.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCOCredit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial and administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.
        Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay Dreyfus an annual fee, payable monthly, as set forth below:

                                                                                  ANNUAL FEE AS A PERCENTAGE OF
               AVERAGE NET ASSETS                                                    AVERAGE DAILY NET ASSETS
               --------------------------------                               --------------------------------------
               0 up to $25 million.............................                            .60 of 1%
               $25 up to $75 million...........................                            .50 of 1%
               $75 up to $200 million..........................                            .45 of 1%
               $200 up to $300 million.........................                            .40 of 1%
               In excess of $300 million.......................                            .375 of 1%

         Page 10
        For the fiscal year ended September 30, 1995, the Fund paid Dreyfus a monthly investment advisory fee at the effective annual rate of .43 of 1% of the value of the Fund's average daily net assets.
        In allocating brokerage transactions for the Fund, the Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Advisers may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds in the Dreyfus Family of Funds as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the investment advisory fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Services Agents in respect of these services. SUB-INVESTMENT ADVISER
        Comstock Partners, a registered investment adviser located at 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913, was formed in 1986 and serves as the Fund's sub-investment adviser. As of December 31, 1995, Comstock Partners managed approximately $696 million in assets for three investment companies and several discretionary accounts.
        Comstock Partners, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and the day-to-day management of the Fund's portfolio, as well as research and statistical information under a Sub-Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. Investment decisions for the Fund are made by the Investment Policy Committee of Comstock Partners and no person is primarily responsible for making recommendations to that committee. Comstock Partners and Dreyfus also provide research services for the Fund as well as for other funds advised by Comstock Partners or Dreyfus through their respective professional staffs of portfolio managers and securities analysts.
        Stanley Salvigsen, Chairman of the Board and Chief Executive Officer of Comstock Partners and Charles L. Minter, Vice Chairman and Chief Operating Officer of Comstock Partners are portfolio managers of the Fund. In the October 1986 issue of Institutional Investor, Mr. Salvigsen was selected as the leading portfolio strategist during the preceding 12-month period, as determined by a survey of the opinions of research or investment managers at a selected group of large money management organizations. Subsequent to 1986, Mr. Salvigsen has not been evaluated in connection with this survey, which considers only brokerage-firm analysts. Mr. Salvigsen's past performance, or opinions of others as to the quality of such performance, is no guarantee of future performance by the Fund.
        Under the terms of the Sub-Investment Advisory Agreement, the Fund has agreed to pay Comstock Partners an annual fee, payable monthly, as set forth below:

                                                                                    ANNUAL FEE AS A PERCENTAGE OF
               AVERAGE NET ASSETS                                                     AVERAGE DAILY NET ASSETS
               -----------------------------                                     -----------------------------------
               0 up to $25 million.............................                            .15 of 1%
               $25 up to $75 million...........................                            .25 of 1%
               $75 up to $200 million..........................                            .30 of 1%
               $200 up to $300 million.........................                            .35 of 1%
               In excess of $300 million.......................                            .375 of 1%

        For the fiscal year ended September 30, 1995, the Fund paid Comstock Partners a monthly sub-investment advisory fee at the effective annual rate of
 .32 of 1% of the value of the Fund's average daily net assets.
EXPENSES
        The aggregate fee paid to the Advisers is higher than that paid by most other investment companies. From time to time, Dreyfus and/or Comstock Partners may waive receipt of their
        Page 11
fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors. The Fund will not pay Dreyfus or Comstock Partners at a later time for any amounts which may be waived, nor will the Fund reimburse Dreyfus or Comstock Partners for any amounts which may be assumed.
DISTRIBUTOR
        The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN
        Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O.
Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.
HOW TO BUY SHARES
GENERAL
        Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.
        Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan.
Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.
        When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution Plan or Shareholder Services Plan. You should consult your Servi ce Agent in this regard.
        The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus, or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by
         Page 12
Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. Full-time employees of Comstock Partners may purchase Fund shares without regard to minimum initial investment requirements. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither additional nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, together with the applicable Class' DDA# as shown below, for purchase of Fund shares in your name:
               DDA # 8900119551 Dreyfus Capital Value Fund/Class A shares;
               DDA # 8900115181 Dreyfus Capital Value Fund/Class B shares;
               DDA # 8900251980 Dreyfus Capital Value Fund/Class C shares; or DDA # 8900252332 Dreyfus Capital Value Fund/Class R shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
         Page 13
        Fund shares also may be purchased through Dreyfus-AUTOMATIC Asset Builder, the Dreyfus Government Direct Deposit Privilege and Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
        If an order is received in proper form by the Transfer Agent or other agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on any business day, Fund shares will be purchased at the public offering price determined as of such close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.
        Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Plan sponsors, administrators or trustees, as applicable, are responsible for notifying the Distributor when the relevant requirement is satisfied. Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be
        Page 14
aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
CLASS A SHARES
        The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:


                                                                    TOTAL SALES LOAD
                                                       -------------------------------------
                                                      AS A % OF                AS A % OF         DEALERS' REALLOWANCE
                                                    OFFERING PRICE          NET ASSET VALUE           AS A % OF
               AMOUNT OF TRANSACTION                  PER SHARE                PER SHARE            OFFERING PRICE
               ---------------------------          -------------------   --------------------      ------------------
               Less than $50,000......                   4.50                   4.70                   4.25
               $50,000 to less than $100,000             4.00                   4.20                   3.75
               $100,000 to less than $250,000            3.00                   3.10                   2.75
               $250,000 to less than $500,000            2.50                   2.60                   2.25
               $500,000 to less than $1,000,000          2.00                   2.00                   1.75
               $1,000,000 or more.....                    -0-                    -0-                    -0-

        A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years after purchase. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem
Fund Shares -- Contingent Deferred Sales Charge" (other than the amount of the CDSC and time periods)  are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.
        If you were an actual beneficial owner of Fund shares held in a Fund account on April 16, 1987, you may purchase Class A shares for that Fund account without a sales load.
        Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided that they have furnished the Distributor with such information it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time employees of Comstock Partners and full-time or part-time employees of
Dreyfus or any of its affiliates or subsidiaries, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing. Class A shares purchased in connection with the Dreyfus Managed Portfolio program will be purchased at net asset value.
        Class A shares will be offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of
         Page 15
Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.
        Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
        Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obliga ted to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
        Class A shares also may be purchased at net asset value, subject to appropriate documentation, by
(i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization
(as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
        The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.
CLASS B SHARES
        The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class B or Class C shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.
CLASS C SHARES
        The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."
CLASS R SHARES
        The public offering price for Class R shares is the net asset value per share of that Class.
RIGHT OF ACCUMULATION -- CLASS A SHARES
        Reduced sales loads apply to any purchase of Class A shares, shares of certain other funds advised by Dreyfus which are sold with a sales load or shares acquired by a previous exchange of shares purchased with a sales load (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the
        Page 16
offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.
        To qualify for reduced sales loads, at the time of a purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
DREYFUS TELETRANSFER PRIVILEGE
        You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for shares of a Class, shares of the same Class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan. To use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
        To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund
        Page 17
into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares-Procedures." Upon an exchange into a new account, the following shareholder services and privi-leges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be cal culated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or
(c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of an exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services"
in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same Class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, the Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged shares or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or
         Page 18
cancel your exercise of this Privilege at any time by writing to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. See "Dividends, Distributions and Taxes." For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box
9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a
Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the
Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will
        Page 19
be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in Class A shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
        Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable. Any correspondence with respect to the Automatic Withdrawal Plan should be addressed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880. LETTER OF INTENT -- CLASS A SHARES
        By signing a Letter of Intent form, which can be obtained by calling 1-800-645-6561, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the
         Page 20
Letter of Intent) in any Eligible Fund that may be used
toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
        The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.
HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.
        The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.
        Distributions from qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan or IRA, generally are taxable income to the participant. Distributions from such a Retirement Plan or IRA to a participant prior to the time the participant reaches age 591\2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan or IRA. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribution. The Fund will not report to the IRS redemptions of Fund shares by qualified Retirement Plans, IRAs or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans and IRAs will be responsible for reporting distributions from such Plans and IRAs to the IRS.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET
        Page 21
BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
CONTINGENT DEFERRED SALES CHARGE
CLASS B SHARES -- A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.
        If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.
        In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:
               YEAR SINCE PURCHASE                   CDSC AS A % OF AMOUNT
               PAYMENT WAS MADE                INVESTED OR REDEMPTION PROCEEDS
               --------------------------      -------------------------------
               First.....................                    4.00
               Second....................                    4.00
               Third.....................                    3.00
               Fourth....................                    3.00
               Fifth.....................                    2.00
               Sixth.....................                    1.00
        In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.
        Page 22
        For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.
CLASS C SHARES -- A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge -- Class B Shares" above.
WAIVER OF CDSC -- The CDSC applicable to Class B and Class C shares may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise and (d) a distribution following retirement under a tax-deferred retirement plan or attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.
        To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.
PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent or the Dreyfus TELETRANSFER Privilege. If you have given your Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemptions to a designated account at your Service Agent, you may redeem shares only in this manner and in accord ance with the regular redemption procedure described below. If you wish to use the other redemption methods described below, you must arrange with your Service Agent for delivery of the required application(s) to the Transfer Agent. Other redemption procedures may be in effect for investors who effect transactions in Fund shares through Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the Dreyfus TELETRANSFER Privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a Dreyfus TELETRANSFER redemption or
        Page 23
exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if Dreyfus TELETRANSFER redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Written redemption requests must specify the Class of shares being redeemed. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY.
For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
DREYFUS TELETRANSFER PRIVILEGE -- You may redeem shares (minimum $500) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
Shares of the Fund held under Keogh Plans, IRAs or other Dreyfus retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
REINVESTMENT PRIVILEGE -- CLASS A
        You may reinvest up to the number of Class A shares you have redeemed, within 30 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising the Exchange Privilege. The Reinvestment Privilege may be exercised only once.
        Page 24
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
(CLASS A, CLASS B AND CLASS C ONLY)
        Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.
DISTRIBUTION PLAN
        Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C.
SHAREHOLDER SERVICES PLAN
        Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the same class at net asset value without a sales load. Dividends and distributions paid in cash to Retirement Plans, however, may be subject to additional tax as described below. All expenses are accrued daily and are deducted before the declaration of dividends. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares because of the higher expenses borne by the relevant Class. See "Fee Table."
        Dividends paid by the Fund to qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan. The Fund will not report dividends paid to such Plans and IRAs to the IRS. Generally, distributions from such Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) or IRA for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan or IRA will be responsible for reporting distributions from such Plans and IRAs to the IRS. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to a qualified Retirement Plan or IRA in excess of the amounts permitted by law may be subject to an excise tax.
        Page 25
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional Fund shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends, together with distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares, if you exchange your Class A shares for shares in another Dreyfus fund within 91 days after purchase and the other Dreyfus fund reduces or eliminates its otherwise applicable load charge for the purpose of the exchange. In this case, the amount of sales load charged the investor for Class A shares, up to the amount of the reduction of the sales load charged, in the exchange, is not included in the basis of such investor's Class A shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received in the exchange.
        With respect to individual investors and certain non-qualified Retirement Plans, Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury 31%, of dividends, distributions from net realized securities gains of the Fund and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such share holder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if a shareholder has failed to properly report dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Page 26
        Management of the Fund believes that the Fund has qualified for the fiscal year ended September 30, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
        For purposes of advertising, performance for each Class of shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A and the performance of Class A, Class B and Class C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares, which, if reflected, would reduce the performance quoted.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Morningstar, Inc. and other industry publications.
        Page 27
                           GENERAL INFORMATION
        The Fund was incorporated under Maryland law on December 3, 1983, and commenced operations on October 10, 1985. On February 3, 1993, the Fund, which is incorporated under the name Dreyfus Capital Value Fund, Inc., began operating under the name Dreyfus Capital Value Fund (A Premier Fund). The
Fund is authorized to issue 400 million shares of Common Stock, par value
$.01 per share. The Fund's shares are classified into four classes -- Class
A, Class B, Class C and Class R. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. However, only holders of Class B or Class C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.
        Page 28
                               APPENDIX
INVESTMENT TECHNIQUES
FOREIGN CURRENCY TRANSACTIONS -- Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Fund already owns, particularly in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.
        Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
SHORT-SELLING -- In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or a gain, respectively.
        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
        The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box. LEVERAGE -- Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 33-1/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.
        The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.
USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of
Additional Information.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.
        Page 29
        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.
        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES - The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities afford the Fund an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
FORWARD COMMITMENTS - The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed when the Fund enters into the commitment but, the Fund does not make a payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.
CERTAIN PORTFOLIO SECURITIES
SECURITIES OF EMERGING MARKETS ISSUERS -- Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii)
        Page 30
with low to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or
(4) having at least 50% of their assets located in, a country with an emerging market.
        In emerging markets, the Fund may purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Securities and Loan Participations and Assignments (as defined below).
        BRADY BONDS. Brady Bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F.Brady.
        Brady Bonds have been issued only relatively recently, and, accordingly do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.
        STRUCTURED SECURITIES. Structured Securities are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly-issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
        The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.
        Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act.
        LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The government that is the borrower on the Loan will be considered by the Fund to be the issuer of a Participation or Assignment. The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower.
The Fund will have the right to receive payments of principal, interest and any fees
        Page 31
to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.
As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher).
CONVERTIBLE SECURITIES -- Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
WARRANTS - A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 2% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.
CLOSED-END INVESTMENT COMPANIES -- The Fund may invest in securities issued by closed-end investment companies which principally will invest in securities of foreign issuers. Under the 1940 Act, the Fund's investment in such securities, with certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.
MONEY MARKET INSTRUMENTS -- The Fund may invest in the following types of money market instruments.
        U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
        REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding
        Page 32
period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.
        BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligati ons which may be purchased by the Fund.
ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.
RATINGS -- Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.
Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the Statement of Additional Information for a general description of securities ratings.
        The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings
        Page 33
may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisers also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on the Advisers' credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
        Page 34
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